SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                                  June 8, 2000
                                 (June 6, 2000)



                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


          Texas                           1-9645                74-1787536
 (State or other jurisdiction     (Commission File Number)     (IRS Employer
      incorporation)                                        Identification No.)

          200 East Basse Road
          San Antonio, Texas                                      78209
         (Address of principal                                  (Zip Code)
          executive offices)

       Registrants telephone number, including area code: (210) 822-2828
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ITEM 5.  OTHER EVENTS.

     On June 6, 2000, the Company issued a press release announcing that it will issue Euro-denominated bonds, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1 Press Release of Clear Channel Communications, Inc. issued June 6, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                             Clear Channel Communications, Inc.
00                                           By: /s/ HERBERT W. HILL, JR.
                                             Herbert W. Hill, Jr.
                                             Senior Vice President and
                                             Chief Reporting Officer

                                INDEX TO EXHIBITS


99.1  Press Release of Clear Channel Communications, Inc. issued June 6, 2000.